Exhibit 21

SUBSIDIARIES

OF

CABLEVISION SYSTEMS CORPORATION

Name	State Of Organization

CSC Holdings, Inc.*	Delaware

*including all subsidiaries of CSC Holdings

SUBSIDIARIES

OF

CSC HOLDINGS, INC.

11 Penn TV, LLC	Delaware
111 New South Road Corporation	Delaware
A-R Cable Services — NY, Inc.	New York
AMC Film Holdings LLC	Delaware
AMC II Holding Corporation	Delaware
AMC Movie Companion LLC	Delaware
AMC New Media LLC	Delaware
American Movie Classics Company	New York
American Movie Classics Holding Corporation	New York
American Movie Classics III Holding Corporation	Delaware
American Movie Classics IV Holding Corporation	Delaware
American Sports Classics, LLC	Delaware
Animania Company LLC	Delaware
Cable Networks LLC	Delaware
Cablevision Area 9 Corporation	Delaware
Cablevision Digital Development, LLC	Delaware
Cablevision Fairfield Corporation	Delaware
Cablevision Lightpath — CT, INC.	Delaware
Cablevision Lightpath — NJ, INC.	Delaware
Cablevision Lightpath, Inc.	Delaware
Cablevision Of Brookhaven, Inc.	Delaware
Cablevision Of Connecticut, Limited Partnership	Connecticut
Cablevision Of Hudson County, Inc.	Delaware
Cablevision Of Litchfield, Inc.	Delaware
Cablevision Of Monmouth, Inc.	Delaware
Cablevision Of New Jersey, Inc.	Delaware
Cablevision Of Newark	New York
Cablevision Of Oakland, LLC	Delaware
Cablevision Of Ossining Limited Partnership	Massachusetts
Cablevision Of Paterson, LLC	Delaware
Cablevision Of Rockland/Ramapo, LLC	Delaware
Cablevision Of Southern Westchester, Inc.	New York
Cablevision Of Wappingers Falls, Inc.	Delaware
Cablevision Of Warwick, LLC	Delaware
Cablevision PCS Investment, Inc.	Delaware
Cablevision Systems Brookline Corporation	Delaware

Cablevision Systems Corporation	Delaware
Cablevision Systems New York City Corporation	Delaware
Cablevision Systems Of Southern Connecticut, Limited Partnership	Connecticut
Cablevision VoIP, LLC	Delaware
CCG Holdings, Inc.	Delaware
Communications Development Corporation	New York
CSC Acquisition Corporation	Delaware
CSC At Home Holding Corporation	Delaware
CSC Charter Holdings I, Inc.	Delaware
CSC Charter Holdings II, Inc.	Delaware
CSC Charter Holdings III, Inc.	Delaware
CSC Gateway Corporation	Delaware
CSC Investments Inc.	Delaware
CSC LF Holdings, LLC	Delaware
CSC Metro Cinema LLC	Delaware
CSC Ohio Holdings I, Inc.	Delaware
CSC Ohio Holdings II, Inc.	Delaware
CSC Ohio Holdings III, Inc.	Delaware
CSC Optimum Holdings, LLC	Delaware
CSC Safe Holdings, LLC	Delaware
CSC T Holdings I, Inc.	Delaware
CSC T Holdings II, Inc.	Delaware
CSC T Holdings III, Inc.	Delaware
CSC T Holdings IV, Inc.	Delaware
CSC T Holdings V, Inc.	Delaware
CSC T Holdings VI, Inc.	Delaware
CSC TKR, Inc.	Delaware
CSC Transport II, Inc.	Delaware
CSC Transport III, Inc.	Delaware
CSC Transport IV, Inc.	Delaware
CSC Transport, Inc.	Delaware
CSC VT, Inc.	Vermont
Epics Company LLC	Delaware
Fuse Holdings LLC	Delaware
Fuse Networks LLC	New York
Gallery HD Company LLC	Delaware
Garden Programming, LLC	Delaware
HD Cinema 10 Company LLC	Delaware
IFC Digital Media LLC	Delaware
IFC Entertainment LLC	Delaware
IFC Films LLC	Delaware
IFC Holding Corporation	Delaware
IFC II Holding Corporation	Delaware
IFC III Holding Corporation	Delaware
IFC Productions I LLC	Delaware
IFC Theatres, LLC	Delaware
IFC VOD Services LLC	Delaware
Lightpath VoIP, LLC	Delaware
Madison Square Garden CT, LLC	Delaware
Madison Square Garden, L.P.	Delaware
Mag Rack Entertainment LLC	Delaware
Mag Rack Holdings LLC	Delaware
Mag Rack LLC	Delaware
Mag Rack Productions I LLC	Delaware
Mag Rack Productions LLC	Delaware
Metro Channel Holdings I, LLC	Delaware
Metro Channel Holdings II, LLC	Delaware

Metro Channel Productions, LLC	Delaware
Metro Channel, LLC	Delaware
Monsters Company LLC	Delaware
Monsters VOD Services LLC	Delaware
Moov Company LLC	Delaware
MSG Aircraft Leasing, LLC	Delaware
MSG Boxing, LLC	Delaware
MSG Eden Corporation	Delaware
MSG Flight Operations, LLC	Delaware
MSG/TJF Scarlet Productions LLC	Delaware
New England Sea Wolves, LLC	Delaware
New York Metro LLC	Delaware
New York Rangers Enterprises Company	Nova Scotia
News 12 Holding Corporation	New York
News 12 II Holding Corporation	Delaware
News 12 Interactive, Inc.	New York
News 12 New Jersey LLC	Delaware
News 12 The Bronx Holding Corporation	Delaware
News 12 The Bronx, LLC	Delaware
Newsbytes Company LLC	Delaware
Petra Cablevision Corp.	New York
Radio City Networks Holdings I, LLC	Delaware
Radio City Networks Holdings II, LLC	Delaware
Radio City Networks LLC	Delaware
Radio City Productions LLC	Delaware
Rainbow Advertising Sales Corporation	Delaware
Rainbow Ct Holdings, Inc.	New York
Rainbow DBS Company LLC (DBA VOOM)	Delaware
Rainbow DBS Holdings, Inc.	New York
Rainbow Film Holdings LLC	Delaware
Rainbow Garden Corp.	Delaware
Rainbow HD Holdings LLC	Delaware
Rainbow Media Holdings LLC	Delaware
Rainbow MVDDS Company LLC	Delaware
Rainbow National Sports Holdings LLC	Delaware
Rainbow Network Communications	New York
Rainbow News 12 Company	New York
Rainbow NJ Holdings II, Inc.	New York
Rainbow NJ Holdings, Inc.	New York
Rainbow Regional Holdings LLC	Delaware
Rainbow Regional Sports News Holdings, LLC	Delaware
Rainbow Travel, Inc.	New York
Rainbow Westchester Holdings, Inc.	New York
RAVE Company LLC	Delaware
RCE Humbug Productions LLC	Delaware
RCE/4KE Productions LLC	Delaware
Regional Chicago Holdings II LLC	Delaware
Regional Chicago Holdings, LLC	Delaware
Regional Cincinnati Holdings I LLC	Delaware
Regional Cincinnati Holdings II LLC	Delaware
Regional MSG Holdings LLC	Delaware
Regional NE Holdings I LLC	Delaware
Regional NE Holdings II, LLC	Delaware
Regional Ohio Holdings I LLC	Delaware
Regional Ohio Holdings II LLC	Delaware
Regional Pacific Holdings II LLC	Delaware
Regional Pacific Holdings LLC	Delaware

Regional Programming Partners	New York
Revolution Company, LLC	Delaware
RMH GE Holdings I, Inc.	Delaware
RMH GE Holdings II, Inc.	Delaware
RMH GE Holdings III, Inc.	Delaware
RNC Holding Corporation	Delaware
RNC II Holding Corporation	Delaware
RRH I, LLC	Delaware
RRH II, LLC	Delaware
Rush HD Company LLC	Delaware
Samson Cablevision Corp.	New York
Shorewood Drive Development LLC	Delaware
Sports On Demand LLC	Delaware
Sportschannel Chicago Associates	New York
Sportschannel Florida Associates	New York
Sportschannel Florida Holding Company LLC	Delaware
Sportschannel New England Limited Partnership	Connecticut
Sportschannel Ohio Associates	New York
Sportschannel Pacific Associates	New York
The 31st Street Company, LLC	Delaware
The Independent Film Channel LLC	Delaware
The New York Interconnect LLC	Delaware
Treasure HD Company LLC	Delaware
Ultra HD Company LLC	Delaware
WE: Women’s Entertainment LLC	Delaware
West Lane Development LLC	Delaware
World Picks LLC	Delaware
World Sport Company LLC	Delaware
WSN, LLC	Delaware